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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT





PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934.


Date of Report (Date of earliest event reported):       June 5, 1998
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Commission File Number   000-23353
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                             Denali Incorporated
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(Exact Name of Registrant in its Charter)


           Delaware                                             76-0454641
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(State or Other Jurisdiction of                              (I.R.S. Employer
Incorporation or Organization)                             Identification No.)


1360 Post Oak Blvd., Suite 2250, Houston, Texas                    77056
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  (Address of Principal Executive Officers)                     (Zip Code)


                                713-627-0933
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(Registrant's Telephone Number, Including Area Code)



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ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS

         On June 5, 1998, pursuant to the terms of the Stock Purchase Agreement (the "Agreement") by and between William I. Koch, Joan Granlund, Richard P. Callahan, as Custodian for Wyatt I. Koch, under the Florida Uniform Transfer to Minors Act, Richard A. Bird ("the Sellers"), Fibercast Company ("Fibercast") and Denali Incorporated ("Denali"), Denali purchased 100 percent of the outstanding stock of Fibercast from the Sellers for a cash purchase price of $17,511,000. In addition, Denali paid down $1,089,000 of bank and seller debt and assumed $3,500,000 of bank debt. The purchase price for this stock was determined by arms length negotiations between the Sellers, Fibercast and Denali. The funds used to pay the purchase price and debt payments in this acquisition were borrowed by Denali Incorporated under its $29 million revolving credit facility with NationsBank of Texas, N.A. Fibercast is a leading manufacturer of fiberglass-reinforced plastic piping systems, which are typically used in environments where corrosion resistance is of paramount concern. Fibercast will remain an autonomous operation within the Specialty Solutions Group.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)     Financial Statements of Business Acquired

                 As of the date of filing this Current Report on Form 8-K, the financial statements required by this Item 7(a) are not available. In accordance with Item 7(a)(4) of the Form 8-K, such financial statements will be filed no later than August 19, 1998.

         (b)     Pro Forma Financial Information

                 As of the date of filing this Current Report on Form 8-K, the pro forma financial information required by this Item 7(b) is not available. In accordance with Item 7(b)(2) of Form 8-K, such financial statements will be filed no later than August 19, 1998.

         (c)     Exhibits

                 10.1 Stock Purchase Agreement dated May 11, 1998 by and between William I. Koch, Joan Granlund, Richard P. Callahan, as Custodian for Wyatt I. Koch, under the Florida Uniform Transfer to Minors Act, Richard A. Bird, Fibercast Company and Denali Incorporated





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                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        DENALI INCORPORATED
                                        -------------------
                                        (Registrant)




Date:      June 19, 1998                /s/ R. KEVIN ANDREWS
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                                        R. Kevin Andrews
                                        Chief Financial Officer
                                          (Principal Financial Officer and
                                          Principal Accounting Officer)





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                               INDEX TO EXHIBITS





Exhibit
Number           Description of Exhibit
------           ----------------------

10.1             Stock Purchase Agreement dated May 11, 1998 by and between William I. Koch, Joan Granlund, Richard P.
                 Callahan, as Custodian for Wyatt I. Koch, under the Florida Uniform Transfer to Minors Act, Richard A.
                 Bird, Fibercast Company and Denali Incorporated





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